                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 15, 2005
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                          LYNCH INTERACTIVE CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                             1-15097                 06-1458056
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                 401 Theodore Fremd Avenue, Rye, New York 10580
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 914-921-8821
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 15, 2005, Lynch Interactive Corporation (the "Company") entered into a Revolving Credit Loan Agreement (the "Agreement") with Webster Bank,
National Association (the "Bank"). Pursuant to the Agreement, the Bank will extend to the Company a revolving credit line of up to $10,000,000. The
Agreement, which replaces the Company's existing line of credit, is scheduled to terminate on April 30, 2008.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     EXHIBIT NO.   EXHIBITS
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     10.1    Revolving Credit Loan Agreement dated as of June 15, 2005 by and among Lynch Interactive Corporation and Webster Bank, National
             Association.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LYNCH INTERACTIVE CORPORATION

                                    By: /s/ John A. Cole
                                        ------------------------------
                                    Name: John A. Cole
                                    Title: Vice President-Corporate Development,
                                    Secretary and General Counsel

Dated: June 21, 2005

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